UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 30, 2020

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte
North Carolina
28209
(Address of principal executive offices, including zip code)
(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NPO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2020, the shareholders of EnPro Industries, Inc. (the “Company”) voted to approve the EnPro Industries, Inc. 2020 Equity Compensation Plan (the “Equity Plan”). A description of the Equity Plan is included on pages 56 through 61 of the Company’s definitive proxy statement for the annual meeting of shareholders held on April 29, 2020, filed with the Securities and Exchange Commission on March 26, 2020, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Company held its 2020 annual meeting of shareholders on April 29, 2020.

(b)    The following sets forth the voting results on each of the matters voted upon at the annual meeting:

Proposal 1.	Election of Directors

Each of the following individuals was elected as a director at the annual meeting.

Nominee	No. of Votes “For”	No. of Votes “Withheld”
Thomas M. Botts	18,346,997	76,262
Felix M. Brueck	18,355,434	67,825
B. Bernard Burns, Jr.	18,355,204	68,055
Diane C. Creel	18,350,215	73,044
Adele M. Gulfo	17,643,364	779,895
David L. Hauser	17,719,857	703,402
John Humphrey	18,356,179	67,080
Marvin A. Riley	18,350,922	72,337
Kees van der Graaf	18,057,624	365,635

There were 800,533 broker non-votes on the proposal for the election of directors.

Proposal 2.    Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed in the Company's proxy statement for the annual meeting.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
17,622,632	779,506	21,121	800,533

Proposal 3.	Approval of the Equity Plan

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
17,267,308	1,142,928	13,023	800,533

Proposal 4.    Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2020

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
19,061,818	154,723	7,251	—

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1
EnPro Industries, Inc. 2020 Equity Compensation Plan (incorporated by reference to Appendix A to the definitive proxy statement on Schedule 14A filed by EnPro Industries, Inc. on March 26, 2020 (File No. 001-31225))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 30, 2020

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel and Secretary

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